                                AMENDMENT NO. 1
                           Dated as of July 30, 1997

                                  to and under

                          SECOND AMENDED AND RESTATED
                    SECURED REVOLVING/TERM CREDIT AGREEMENT
                           Dated as of July 31, 1996

         Resource Bancshares Mortgage Group, Inc. ("RBMG"), the banks listed on the signature pages hereof (the "Banks"), Bank One, Texas, National Association, First Bank National Association and NationsBank of Texas, N.A., as Co-Agents, and The Bank of New York, as Agent and Collateral Agent, agree as follows:

                  1. Credit Agreement. Reference is made to the Second Amended and Restated Secured Revolving/Term Credit Agreement, dated as of July 31, 1996, among Resource Bancshares Mortgage Group, Inc., the banks listed on the signature pages thereof, Bank One, Texas, National Association, First Bank National Association, Nationsbank of Texas, N.A. and Texas Commerce Bank National Association, as Co-Agents, and The Bank of New York, as Agent and Collateral Agent (the "Credit Agreement"). Terms used in this Amendment No. 1 (this "Amendment") that are defined in the Credit Agreement and are not otherwise defined herein are used herein with the meanings therein ascribed to them. The Credit Agreement as amended by this Amendment is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified.

                  2. Amendments to the Credit Agreement. Upon and after the Amendment Effective Date (as defined below),

                  (a)      Section 1.03 shall be amended by:

                           (i) deleting from clause (a)(i)(A)(1) thereof the
figure "2.00%", and inserting in lieu thereof the figure "1.750%";

                           (ii) deleting from clause (a)(i)(A)(2) thereof the
figures "2.00%" and "0.875%", and inserting in lieu thereof the figures "1.75%" and "0.625%", respectively;

                           (iii) deleting from clause (a)(i)(B) thereof the
figures "1.50%" and "1.625%" (in each place appearing), and inserting in lieu thereof the figures "1.250%" and "1.375%", respectively;

                           (iv) deleting from clause (a)(i)(C) thereof the
figures "1.25%", and "1.375%" (in each place appearing), and inserting in lieu thereof the figures "1.000%" and

"1.125%", respectively; and

                           (v) deleting from clause (a)(ii) thereof the figures
"0.875%", "1.625%" and "1.375%", and inserting in lieu thereof the figures "0.625%", "1.375%" and "1.125%", respectively;

                  (b) Section 1.04 shall be amended by deleting therefrom the date "October 20, 1997", and inserting in lieu thereof the date "October 20, 1998";

                  (c) Section 1.08 shall be amended by (i) deleting the figure "0.25%" from clause (a) thereof, and inserting in lieu thereof the figure "0.225%", (ii) deleting clause (b) thereof in its entirety, and re-lettering clause (c) thereof as clause (b), and (iii) inserting a proviso at the end of clause (a) thereof as follows:

         "; provided that so long as the Borrower's long term unsecured senior debt shall be rated either (a) BBB- or better by Standard & Poor's Ratings Group or (b) Baa3 or better by Moody's Investors Service, Inc., such commitment fee shall be 0.20% with respect to HFI and Receivables Commitments and 0.15% with respect to HFS Commitments.";

                  (d) Section 6.01(c)(i)(A) shall be amended by (i) replacing the figure "$100,000" appearing therein with the figure "$250,000" and (ii) restating the definition of "measuring period" appearing therein in its entirety as follows:

         "`measuring period' means, as of any date, the period of 12 consecutive months ending on such date";

                  (e) Section 8.08 shall be amended and restated in its entirety as follows:

         "Section 8.08. Resignation and Removal of the Agent.08. Resignation and Removal of the Agent.08. Resignation and Removal of the Agent. (a) The Agent may at any time give notice of its resignation to the Banks and the Borrower which shall be effective upon the earlier of (i) the date a successor Agent shall have accepted its appointment as Agent, and (ii) the 30th day after the giving of such notice. Upon receipt of any such notice of resignation, the Required Banks may, with the approval of the Borrower, which approval shall not be unreasonably withheld, appoint a successor Agent. If no successor Agent shall have been so appointed and have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation, then the Borrower may appoint a successor Agent which shall be one of the Banks other than the Bank that is the retiring Agent.

                           (b) The Required Banks may agree to remove the Agent
                  with or without cause by giving notice to the Agent, provided, however, that such removal shall not become effective until the Required Banks, after consultation with the Borrower, shall have appointed a successor Agent that agrees to assume all of the duties and obligations of the Agent under this Agreement and each of the other Loan Documents and the appointment of such successor Agent does not cause the Borrower to incur any additional expenses under the Loan Documents. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after after the Banks given notice to the Agent, then the Agent being removed may, on behalf of the Required Banks and after consultation with the Borrower, appoint a successor Agent.

                           (c) Upon the acceptance by any Person of its
                  appointment as a successor Agent, (i) such Person shall thereupon succeed to and become vested with all the rights, powers, privileges and future duties and obligations of the retiring or removed Agent and the retiring or removed Agent shall be discharged from its future duties and obligations as Agent under the Loan Documents and (ii) the retiring or removed Agent shall promptly transfer all Collateral within its possession or control to the possession or control of the successor Agent and shall execute and deliver such notices, instructions and assignments as may be necessary or desirable to transfer the rights of the Agent with respect to the Collateral to the successor Agent. After the resignation or removal of any Agent, the provisions of this Article 8 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.";

                  (f) Section 10.01 shall be amended by inserting therein, in proper alphabetical order, the following new definitions:

                      "`Amendment No. 1' means Amendment No. 1, dated as of
                  July 30, 1997, to and under the Second Amended and Restated Secured Revolving/Term Credit Agreement, dated as of July 31, 1996."

                      "`Effective Date' means the `Amendment Effective Date'
                  as such term is defined in Amendment No. 1.";

                  (g) Annex B shall be amended as follows:

                           (i) by inserting the phrase "less, to the extent not already deducted, the amount of any non-cash revenues constituting Net-Income" at the end of the definition of "Cash Flow";

                           (ii) by inserting the word "such" immediately preceding the phrase "Regulatory Change" where last appearing in the definition of "Enacted";

                           (iii) by (A) inserting the phrase "or a Subsidiary" immediately following the word "RBMG" where first appearing, and (B) inserting the phrase "or such Subsidiary's, as the case may be," immediately following the word "RBMG's", where first appearing, in the definition of "Permitted Guaranty";

                           (iv) by inserting the phrase "the Intercreditor Agreement (if any)" immediately following the phrase "the Notes," in the definition of "Loan Documents";

                           (v) by (A) deleting clause (a)(ii) from the definition of "Permitted Lien" and inserting in lieu thereof:

                                    "(ii) any Lien on the assets of any Person
                           securing Indebtedness of such Person to which
                           Section 4 of Annex D is not applicable",

         and (B) inserting the phrase "and its Subsidiaries" immediately following the word "RBMG" in clause (iv) thereof;

                           (vi) by inserting the phrase ", the Secured B/C Mortgage Warehousing Revolving Credit Agreement" immediately following the phrase "the Second Amended and Restated Secured Revolving/Term Credit Agreement" in the definition of "Syndicated Credit Agreements";

                           (vii) by (A) deleting the word "and" immediately preceding clause (c) of the definition of "Syndicated Credit Agreement Effective Date", and inserting in lieu thereof a comma, and (B) inserting a new clause (d) at the end thereof as follows:

                         "and (d) the "Effective Date' as that term is defined
                    in the Secured B/C Mortgage Warehousing Revolving Credit Agreement"; and

                           (viii) by inserting therein, in proper alphabetical order, the following new definition:

                           "`Secured B/C Mortgage Warehousing Revolving Credit
                  Agreement' means the Secured B/C Mortgage Warehousing Revolving Credit Agreement, dated as of July 30, 1997, among RBMG, the Banks party thereto, The First National Bank of Chicago, as Documentation Agent, First Union National Bank, as Syndication Agent, and The Bank of New York, as Agent.";

                  (h) Section 1 of Annex C shall be amended and restated in its entirety as follows:

                           "Section 1. Organization; Power; Qualification. RBMG and each Subsidiary are corporations or limited liability companies duly organized, validly existing and in good standing under the laws of their respective jurisdictions of organization, have the power and authority to own their respective properties and to carry on their respective businesses as now being and hereafter proposed to be conducted and are duly qualified and in good standing as foreign business entities, and are authorized to do business, in all jurisdictions in which the character of their respective properties or the nature of their respective businesses requires such qualification or authorization, except for qualifications and authorizations the lack of which, singly or in the aggregate, has not had and does not have a significant possibility of having a Materially Adverse Effect on (a) RBMG or (b) the Collateral.";

                  (i) Section 2 of Annex C shall be amended and restated in its entirety as follows:

                         "Section 2. Subsidiaries. On the Syndicated Credit
                    Agreement Date, RBMG has no Subsidiaries other than as set forth on Schedule Annex C-2.";

                  (j) Annex C shall be amended by adding thereto a new Schedule Annex C-2 in the form attached hereto as Schedule Annex C-2;

                  (k) Section 1 of Annex D shall be amended by (i) deleting the term "Syndicated Credit Agreement Loan Documents" therefrom and inserting in lieu thereof the phrase "Loan Documents (as defined in any Syndicated Credit Agreement)" and (ii) deleting therefrom the word "corporate" appearing in clause (a) thereof;

                  (l) Section 4 of Annex D shall be amended by deleting the phrase "In the case of IMI: the IMI Loans." and inserting in lieu thereof the phrase "In the case of any Subsidiary:

                           (i) Indebtedness under any Syndicated Credit Agreement, (ii) other Indebtedness incurred by such Subsidiary in connection with a secured mortgage warehousing loan facility entered into by such Subsidiary, (iii) daylight overdrafts and (iv) other Indebtedness incurred by such Subsidiary in an aggregate principal amount outstanding at any time not in excess of $5,000,000.";

                  (m) Section 5 of Annex D shall be amended by (A) deleting the phrase ", in the case of RBMG," therefrom and (B) deleting the phrase "the Guaranty of the IMI Loans" appearing in clause (c) and inserting in lieu thereof the phrase "Guaranties by RBMG of the obligations of Subsidiaries (other than in respect of Indebtedness of such Subsidiaries) incurred in the ordinary course of business of such Subsidiaries, provided that the maximum aggregate liabilities so guaranteed by RBMG for all such Subsidiaries may not exceed $10,000,000";

                  (n) Section 8 of Annex D shall be amended by (i) deleting from subsection (b) thereof the word "Subsidiaries" and inserting in lieu thereof the word "Persons", and (ii) by deleting from subsection
         (b) thereof the phrase "an Indebtedness-Free Subsidiary" and inserting in lieu thereof the phrase "a Wholly-Owned Subsidiary";

                  (o) Section 9 of Annex D shall be amended by (i) inserting the parenthetical phrase "(as defined in both of the Second Amended and Restated Secured Mortgage Warehousing Revolving Credit Agreement and the Secured B/C Mortgage Warehousing Revolving Credit Agreement)" immediately following the phrase "Mortgage-Backed Securities" appearing in clauses (b) and (d) thereof and (ii) replacing the figure "$2,500,000" appearing in clause (f) thereof with the figure "$5,000,000"; and

                  (p) Section 10 of Annex D shall be amended by (i) inserting the parenthetical phrase "(as defined in both of the Second Amended and Restated Secured Mortgage Warehousing Revolving Credit Agreement and the Secured B/C Mortgage Warehousing Revolving Credit Agreement)" immediately following the phrase "Mortgage-Backed Securities" appearing in such clause (a)(i) and (ii) replacing the word "IMI" appearing therein with the phrase "its Subsidiaries";

                  (q) Section 11 of Annex D shall be amended by replacing the word "IMI" appearing therein with the phrase "a Subsidiary";

                  (r) Section 1 of Annex E shall be amended by (i) inserting the word "and" immediately following clause (i)(v) thereof, (ii) replacing the comma and the word "and" appearing at the end of clause
         (i)(vi) thereof and (iii) deleting clause (i)(vii) thereof in its entirety; and

                  (s) Section 2 of Annex E shall be amended by replacing the date "March 31, 1996" appearing in clause (a) thereof with the date "March 31, 1997".

                  3. Representations and Warranties. In order to induce the Banks, the Collateral Agent, the Co-Agents and the Agent to agree to amend the Credit Agreement, RBMG hereby represents and warrants, as follows:

         RBMG has the corporate power and authority to execute, deliver and perform this Amendment and the Credit Agreement as amended by this Amendment (the Credit Agreement, as so amended, the "Revised Credit Agreement") and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and the Revised Credit Agreement. This Amendment and the Revised Credit Agreement have been duly executed and delivered on behalf of RBMG, and this Amendment and the Revised Credit Agreement constitute legal, valid and binding obligations of RBMG, enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and by general principles of equity. The execution, delivery and performance of this Amendment and the Revised Credit Agreement do not and will not (a) violate any Applicable Law or any Contract to which RBMG or any Subsidiary is a party or by which RBMG or any Subsidiary or any of their respective properties may be bound, (b) require any license, consent, authorization, approval or any other action by, or any notice to or filing or registration with, any Governmental Authority or other Person or (c) result in the creation or imposition of any Lien on any asset of RBMG except as contemplated by the Loan Documents.

         Each of the foregoing representations and warranties shall be made at and as of the Amendment Effective Date.

                  4. Conditions to Effectiveness; Amendment Effective Date. This Amendment shall be effective as of the date first written above, but shall not become effective as of such date until the date (the "Amendment Effective Date") that: (a) the Agent shall have received this Amendment duly executed by RBMG, the Agent, the Collateral Agent, the Co-Agents and each Bank, and (b) RBMG shall have paid to the Agent all expenses payable under the Credit Agreement for which invoices have been delivered to RBMG, including, without limitation, the fees and expenses of Winthrop, Stimson, Putnam & Roberts.

                  5. Loan Outstandings. Each Bank listed on the signature pages hereto hereby agrees to make, on the Amendment Effective Date, such payments to the Agent, in the amounts and for the account of such other Banks as the Agent shall direct, so that after giving effect to such payments, all of the Loans outstanding under the Credit Agreement shall be pro rata based on the Commitments set forth on Annex A hereto.

                  6. Governing Law. The rights and duties of the parties under this Amendment shall, pursuant to New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.

                  7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

                  8. Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers all as of the Amendment Effective Date.

                                     RESOURCE BANCSHARES MORTGAGE
                                     GROUP, INC.

                                     By
                                       ---------------------------------
                                       Name:
                                       Title:

                                     THE BANK OF NEW YORK,
                                       as Agent, Collateral Agent and a Bank

                                     By
                                       ---------------------------------
                                       Name: Patricia M. Dominus
                                       Title: Vice President

                                     BANK ONE, TEXAS, N.A.
                                       as Co-Agent and a Bank

                                     By
                                       ---------------------------------
                                       Name:
                                       Title:

                                     FIRST BANK NATIONAL ASSOCIATION,
                                       as Co-Agent and a Bank

                                     By
                                       ---------------------------------
                                       Name:
                                       Title:

                                     NATIONSBANK OF TEXAS, N.A.,
                                       as Co-Agent and a Bank

                                     By
                                       ---------------------------------
                                       Name:
                                       Title:

                                     BANK OF AMERICA NATIONAL TRUST
                                      & SAVINGS ASSOCIATION

                                     By
                                       ---------------------------------
                                       Name:
                                       Title:

                                     NATIONAL CITY BANK OF KENTUCKY

                                     By
                                       ---------------------------------
                                       Name:
                                       Title:

                                     FIRST UNION NATIONAL BANK

                                     By
                                       ---------------------------------
                                       Name:
                                       Title:

                                     GUARANTY FEDERAL BANK, FSB

                                     By
                                       ---------------------------------
                                       Name:
                                       Title:

                                     FLEET BANK N.A.

                                     By
                                       ---------------------------------
                                       Name:
                                       Title:

                                     COMERICA BANK

                                     By
                                       ---------------------------------
                                       Name:
                                       Title:

                                     CREDIT LYONNAIS, NEW YORK BRANCH

                                     By
                                       ---------------------------------
                                       Name:
                                       Title:

                                     THE FIRST NATIONAL BANK OF CHICAGO

                                     By
                                       ---------------------------------
                                       Name:
                                       Title:

                                     MARINE MIDLAND BANK

                                     By
                                       ---------------------------------
                                       Name:
                                       Title:

                                      UNION BANK OF CALIFORNIA, N.A.

                                      By
                                        ---------------------------------
                                        Name:
                                        Title:

                                      BANKERS TRUST COMPANY

                                      By
                                        ---------------------------------
                                        Name:
                                        Title:

                                      HIBERNIA NATIONAL BANK

                                      By
                                        ---------------------------------
                                        Name:
                                        Title:

                                      LASALLE NATIONAL BANK

                                      By
                                        ---------------------------------
                                        Name:
                                        Title:

                                      PNC BANK, KENTUCKY, INC.

                                      By
                                        ---------------------------------
                                        Name:
                                        Title:

                                      UNION BANK OF SWITZERLAND,
                                        NEW YORK BRANCH

                                      By
                                        ---------------------------------
                                        Name:
                                        Title:

                                      By
                                        ---------------------------------
                                        Name:
                                        Title:

                                                                        Annex A
                                                                 Revolving/Term

Banks, Lending Offices                 HFI                         HFS
       Receivables
and Notice Addresses                Commitment                 Commitment
       Commitment                   ----------                 ----------
----------------------
THE BANK OF NEW YORK                $6,000,000                 $5,250,000
    $3,750,000


Domestic Lending Office:

         The Bank of New York
         One Wall Street
         New York, NY  10286

LIBOR Lending Office:

         The Bank of New York
         One Wall Street
         New York, NY  10286

Notice Address:

         The Bank of New York
         One Wall Street
         New York, NY  10286

Telex No.:

Telecopy No.:
         (212) 635-8268
         (212) 635-6468

Telephone No.:
         (212) 635-7887
         (212) 635-6467
         (212) 635-8267

Attention:  Patricia M. Dominus

                                                                        Annex A
                                                                 Revolving/Term

Banks, Lending Offices                 HFI              HFS         Receivables
and Notice Addresses               Commitment        Commitment      Commitment
----------------------             ----------        ----------     -----------

BANK ONE, TEXAS,                   $6,000,000        $5,250,000      $3,750,000
  NATIONAL ASSOCIATION

Domestic Lending Office:

         Bank One, Texas,
         National Association
         1717 Main Street
         Dallas, TX  75201

LIBOR Lending Office:

         Bank One, Texas, National Association
         1717 Main Street
         Dallas, TX  75201

Notice Address:

         Bank One, Texas, National Association
         1717 Main Street
         Dallas, TX  75201

Telex No.:
Telecopy No.:        (214) 290-2054
Telephone No.:       (214) 290-2376

Attention:  Douglas Dixon

                                                                        Annex A
                                                                 Revolving/Term



Banks, Lending Offices               HFI                HFS         Receivables
and Notice Addresses              Commitment         Commitment      Commitment
--------------------              ----------         ----------     ----------

FIRST BANK NATIONAL               $6,000,000         $5,250,000     $3,750,000
  ASSOCIATION

Domestic Lending Office:

         First Bank National Association
         Mortgage Banking Services
         601 Second Avenue South
         Minneapolis, MN  55402-4302

LIBOR Lending Office:

         First Bank National Association
         Mortgage Banking Services
         601 Second Avenue South
         Minneapolis, MN  55402-4302

Notice Address:

         First Bank National Association
         Mortgage Banking Services
         601 Second Avenue South
         Minneapolis, MN  55402-4302

Telex No.:
Telecopy No.:        (612) 973-0826
Telephone No.:       (612) 973-0572
                     (612) 973-0609

Attention:  John P. Crenshaw
            David R. Peterson

                                                                        Annex A
                                                                 Revolving/Term


Banks, Lending Offices                 HFI              HFS         Receivables
and Notice Addresses               Commitment       Commitment      Commitment
--------------------               ----------       ----------      ----------

BANK OF AMERICA NT&SA              $4,800,000       $4,200,000      $3,000,000


Domestic Lending Office:

         Bank of America NT&SA
         1130 South Figueroa Street
         Los Angeles, CA 90015
         Attention: Tina Dao

LIBOR Lending Office:

         Bank of America NT&SA
         1130 South Figueroa Street
         Los Angeles, CA 90015
         Attention: Tina Dao

Notice Address:

         Bank of America NT&SA
         Mortgage Warehousing Unit #6739
         24022 Calle de la Plata, Suite 405
         Laguna Hills, CA  92653

Telex No.:
Telecopy No.:        (714) 951-4046/4055
Telephone No.:       (714) 951-4171

Attention:  Donald L. Eppley

                                                                        Annex A
                                                                 Revolving/Term

Banks, Lending Offices               HFI              HFS          Receivables
and Notice Addresses              Commitment       Commitment       Commitment
--------------------              ----------       ----------       ----------

FIRST UNION NATIONAL              $6,000,000       $5,250,000      $3,750,000
  BANK

Domestic Lending Office:

         First Union National Bank
         301 South College Street DC-6
         Charlotte, NC  28288-0166

LIBOR Lending Office:

         First Union National Bank
         301 South College Street DC-6
         Charlotte, NC  28288-0166

Notice Address:

         First Union National Bank
         301 South College Street DC-6
         Charlotte, NC  28288-0166

Telex No.:
Telecopy No.:        (704) 374-7102
Telephone No.:       (704) 383-5374

Attention:  Carolyn Eskridge

                                                                        Annex A
                                                                 Revolving/Term

Banks, Lending Offices              HFI               HFS           Receivables
and Notice Addresses            Commitment        Commitment        Commitment
--------------------            ----------        ----------        ----------

GUARANTY FEDERAL BANK,          $6,000,000        $5,250,000        $3,750,000
  FSB

Domestic Lending Office:

         Guaranty Federal Bank, FSB
         Mortgage Finance Division - 10th Floor
         8333 Douglas Avenue
         Dallas, Texas  75225

LIBOR Lending Office:

         Guaranty Federal Bank, FSB
         Mortgage Finance Division - 10th Floor
         8333 Douglas Avenue
         Dallas, Texas  75225

Notice Address:

         Guaranty Federal Bank, FSB
         Mortgage Finance Division - 10th Floor
         8333 Douglas Avenue
         Dallas, Texas  75225

Telex No.:           (214) 360-2865
Telecopy No.:        (214) 360-1660
Telephone No.:       (214) 360-1968

Attention:  James B. Clapp

                                                                        Annex A
                                                                 Revolving/Term



Banks, Lending Offices               HFI               HFS          Receivables
and Notice Addresses             Commitment        Commitment       Commitment
--------------------             ----------        ----------       ----------

COMERICA BANK                    $3,600,000        $3,150,000      $2,250,000

Domestic Lending Office:

         Comerica Bank
         One Detroit Center
         500 Woodward Avenue
         Detroit, MI  48226

LIBOR Lending Office:

         Comerica Bank
         One Detroit Center
         500 Woodward Avenue
         Detroit, MI  48226

Notice Address:

         Comerica Bank
         One Detroit Center
         500 Woodward Avenue
         Detroit, MI  48226

Telex No.:
Telecopy No.:        (313) 222-9295
Telephone No.:       (313) 222-9285

Attention:  Von L. Ringger

                                                                        Annex A
                                                                 Revolving/Term

Banks, Lending Offices            HFI               HFS           Receivables
and Notice Addresses          Commitment        Commitment        Commitment
--------------------          ----------        ----------        ----------

FLEET BANK, NATIONAL          $6,000,000        $5,250,000         $3,750,000
         ASSOCIATION

Domestic Lending Office:

         Fleet Bank N.A.
         Mortgage Banking Dept.
         175 Water Street, 28/F
         New York, NY  10038

LIBOR Lending Office:

         Fleet Bank N.A.
         Mortgage Banking Dept.
         175 Water Street, 28/F
         New York, NY  10038

Notice Address:

         Fleet Bank N.A.
         Mortgage Banking Dept.
         175 Water Street, 28/F
         New York, NY  10038

Telex No.:
Telecopy No.:        (212) 602-3704
Telephone No.:       (212) 602-3631

Attention:  Robert W. Pierson

                                                                        Annex A
                                                                 Revolving/Term

Banks, Lending Offices               HFI              HFS          Receivables
and Notice Addresses             Commitment       Commitment       Commitment
--------------------             ----------       ----------       ----------

NATIONSBANK OF TEXAS,             $6,000,000       $5,250,000      $3,750,000
  N.A.

Domestic Lending Office:

         NationsBank of Texas, N.A.
         901 Main Street
         Dallas, TX  75202

LIBOR Lending Office:

         NationsBank of Texas, N.A.
         901 Main Street
         Dallas, TX  75202

Notice Address:

         NationsBank of Texas, N.A.
         901 Main Street
         Dallas, TX  75202

Telex No.:
Telecopy No.:        (214) 508-0338
Telephone No.:       (214) 508-0975

Attention:  Elizabeth Kurilecz

                                                                        Annex A
                                                                 Revolving/Term


Banks, Lending Offices                HFI              HFS          Receivables
and Notice Addresses              Commitment       Commitment       Commitment
--------------------              ----------       ----------       ----------

THE FIRST NATIONAL                $4,000,000       $3,500,000      $2,500,000
  BANK OF CHICAGO

Domestic Lending Office:

         The First National Bank
         of Chicago
         One First National Plaza
         16th Floor, Mail Suite 0098
         Chicago, IL  60670-0098

LIBOR Lending Office:

         The First National Bank
         of Chicago
         One First National Plaza
         16th Floor, Mail Suite 0098
         Chicago, IL  60670-0098

Contact:  Peter Scarpelli (312) 732-1068
Telecopy No.:             (312) 732-3852

Notice Address:

         The First National Bank
         of Chicago
         One First National Plaza
         16th Floor, Mail Suite 0098
         Chicago, IL  60670-0098

Telex No.:           (312) 732-6222
Telecopy No.:        (312) 732-4423
Telephone No.:       (312) 732-1100
                     (312) 732-1188

Attention:  Patrick Power
            Ann Chudacoff

                                                                        Annex A
                                                                 Revolving/Term

Banks, Lending Offices             HFI               HFS           Receivables
and Notice Addresses           Commitment        Commitment        Commitment
--------------------           ----------        ----------        ----------
[S]                             [C]               [C]              [C]

NATIONAL CITY BANK OF           $4,000,000        $3,500,000       $2,500,000
  KENTUCKY

Domestic Lending Office:

         National City Bank, Kentucky
         421 West Market Street
         Louisville, KY  40202

LIBOR Lending Office:

         National City Bank, Kentucky
         421 West Market Street
         Louisville, KY  40202

Notice Address:

         National City Bank, Kentucky
         421 West Market Street
         Louisville, KY  40202

Telex No.:
Telecopy No.:        (502) 581-4154
Telephone No.:       (502) 581-6455

Attention:  Robert J. Ogburn

                                                                        Annex A
                                                                 Revolving/Term




Banks, Lending Offices              HFI           HFS      Receivables
and Notice Addresses            Commitment    Commitment   Commitment
--------------------            ----------    ----------   ----------

MARINE MIDLAND BANK              $1,000,000    $875,000    $625,000


Domestic Lending Office:

         Marine Midland Bank
         One Marine Midland Center, 27th Floor
         Buffalo, NY  14203

LIBOR Lending Office:

         Marine Midland Bank
         One Marine Midland Center, 27th Floor
         Buffalo, NY  14203

Notice Address:

         Marine Midland Bank
         One Marine Midland Center, 27th Floor
         Buffalo, NY  14203

Telex No.:
Telecopy No.:        (716) 841-4199
Telephone No.:       (716) 841-2931

Attention:  David S. DePasquale

                                                                        Annex A
                                                                 Revolving/Term

Banks, Lending Offices            HFI            HFS        Receivables
and Notice Addresses          Commitment     Commitment     Commitment
--------------------          ----------     ----------     ----------

CREDIT LYONNAIS                $3,200,0       $2,800,000    $2,000,000


Domestic Lending Office:

         Credit Lyonnais New York Branch
         1301 Avenue of the Americas
         New York, NY  10019

LIBOR Lending Office:

         Credit Lyonnais New York Branch
         1301 Avenue of the Americas
         New York, NY  10019

Notice Address:

         Credit Lyonnais New York Branch
         1301 Avenue of the Americas
         New York, NY  10019

Telex No.:           423494/235655/02723
Telecopy No.:        (212) 261-3401
Telephone No.:       (212) 261-7408
                     (212) 261-7367

Attention:  Gregory Raue
            Kathleen Deacy

                                                                        Annex A
                                                                 Revolving/Term

Banks, Lending Offices              HFI            HFS          Receivables
and Notice Addresses            Commitment     Commitment       Commitment
--------------------            ----------     ----------       ----------


BANKERS TRUST                    $2,000,000     $1,750,000      $1,250,000


Domestic Lending Office:

         Bankers Trust
         280 Park Avenue - 23 West
         New York, NY  10017

LIBOR Lending Office:

         Bankers Trust
         280 Park Avenue - 23 West
         New York, NY  10017

Notice Address:

         Bankers Trust
         280 Park Avenue - 23 West
         New York, NY  10017

Telex No.:
Telecopy No.:        (212) 454-3821
Telephone No.:       (212) 454-3198

Attention:  Kevin M. McCann

                                                                        Annex A
                                                                 Revolving/Term

Banks, Lending Offices              HFI             HFS       Receivables
and Notice Addresses            Commitment      Commitment    Commitment
--------------------            ----------      ----------    -----------

UNION BANK OF CALIFORNIA        $2,200,000      $1,925,000    $1,375,000


Domestic Lending Office:

         Union Bank of California
         350 California St., 11th Floor
         San Francisco, CA  94104

LIBOR Lending Office:

         Union Bank of California
         350 California St., 11th Floor
         San Francisco, CA  94104

Notice Address:

         Union Bank of California
         350 California St., 11th Floor
         San Francisco, CA  94104

Telex No.:           188316/UnionSFO UT
Telecopy No.:        (415) 705-7037
Telephone No.:       (415) 705-7062
                     (415) 705-7090

Attention:  Donald Rubin

                                                                        Annex A
                                                                 Revolving/Term

Banks, Lending Offices            HFI               HFS         Receivables
and Notice Addresses          Commitment        Commitment      Commitment
--------------------          ----------        ----------      ----------

PNC BANK                       $3,600,000        $3,150,000     $2,250,000


Domestic Lending Office:

         PNC Bank
         Two Tower Center - 18th
         East Brunswick, NJ  08816

LIBOR Lending Office:

         PNC Bank
         Two Tower Center - 18th
         East Brunswick, NJ  08816

Notice Address:

         PNC Bank
         Two Tower Center - 18th
         East Brunswick, NJ  08816

Telex No.:
Telecopy No.:        (908) 220-3737
Telephone No.:       (908) 220-3515

Attention:  Glenn Hedde

                                                                        Annex A
                                                                 Revolving/Term

Banks, Lending Offices            HFI            HFS       Receivables
and Notice Addresses          Commitment     Commitment    Commitment
--------------------          ----------     ----------    ----------

LASALLE NATIONAL BANK          $3,600,000     $3,150,000   $2,250,000


Domestic Lending Office:

         LaSalle National Bank
         120 South LaSalle - 4th Floor
         Chicago, IL  60603

LIBOR Lending Office:

         LaSalle National Bank
         120 South LaSalle - 4th Floor
         Chicago, IL  60603

Notice Address:

         LaSalle National Bank
         120 South LaSalle - 4th Floor
         Chicago, IL  60603

Telex No.:
Telecopy No.:        (312) 904-6382
Telephone No.:       (312) 904-7460

Attention:  John Swift

                                                                        Annex A
                                                                 Revolving/Term

Banks, Lending Offices            HFI             HFS          Receivables
and Notice Addresses          Commitment      Commitment       Commitment
--------------------          ----------      ----------       ----------

UNION BANK OF                  $2,000,000      $1,750,000      $1,250,000
  SWITZERLAND

Domestic Lending Office:

         Union Bank of Switzerland,
         New York Branch
         299 Park Avenue
         New York, NY  10171

LIBOR Lending Office:

         Union Bank of Switzerland,
         New York Branch
         299 Park Avenue
         New York, NY  10171

Notice Address:

         Union Bank of Switzerland,
         New York, Branch
         299 Park Avenue
         New York, NY  10171

Telex No.:
Telecopy No.:        (212) 821-4541
Telephone No.:       (212) 821-3020

Attention:  Bob Mendeles

                                                                        Annex A
                                                                 Revolving/Term

Banks, Lending Offices              HFI            HFS        Receivables
and Notice Addresses            Commitment     Commitment     Commitment
--------------------            ----------     ----------     ----------

HIBERNIA NATIONAL BANK           $4,000,000     $3,500,000    $2,500,000


Domestic Lending Office:

         Hibernia National Bank
         313 Carondelet Street
         New Orleans, LA  70130

LIBOR Lending Office:

         Hibernia National Bank
         313 Carondelet Street
         New Orleans, LA  70130

Notice Address:

         Hibernia National Bank
         313 Carondelet Street
         New Orleans, LA  70130

Telex No.:
Telecopy No.:        (504) 533-5344
Telephone No.:       (504) 533-3041

Attention:  Skip Santos

                                                             SCHEDULE ANNEX C-2

                            SCHEDULE OF SUBSIDIARIES

                         Meritage Mortgage Corporation

                           Intercounty Mortgage, Inc.

                           Carolina Merger Sub, Inc.

                              RBC Merger Sub, Inc.

                         Corridor Mortgage Company, LLC

                              RBMG Subsidiary Inc.

                                                                  EXECUTION COPY



                                AMENDMENT NO. 3
                           Dated as of July 30, 1997

                                  to and under

                          SECOND AMENDED AND RESTATED
            SECURED MORTGAGE WAREHOUSING REVOLVING CREDIT AGREEMENT
                           Dated as of July 31, 1996

                                      and

                                AMENDMENT NO. 1
                           Dated as of July 30, 1997

                                  to and under

                SECOND AMENDED AND RESTATED MORTGAGE WAREHOUSING
                    SECURITY AND COLLATERAL AGENCY AGREEMENT
                           Dated as of July 31, 1996

     Resource Bancshares Mortgage Group, Inc. ("RBMG"), the banks listed on the signature pages hereof (the "Banks"), Bank One, Texas, National Association, First Bank National Association and NationsBank of Texas, N.A., as Co-Agents, LaSalle National Bank (formerly LaSalle National Trust, N.A.), as Collateral Agent, and The Bank of New York, as Agent, agree as follows:

     1. Credit Agreement; Security and Collateral Agency Agreement.   Reference
is made to (a) the Second Amended and Restated Secured Mortgage Warehousing Revolving Credit Agreement, dated as of July 31, 1996, among Resource Bancshares Mortgage Group, Inc., Intercounty Mortgage, Inc., the banks listed on the signature pages thereof, Bank One, Texas, National Association, First Bank National Association, NationsBank of Texas, N.A. and Texas Commerce Bank National Association, as Co-Agents, and The Bank of New York, as Agent (the "Credit Agreement") and (b) the Second Amended and Restated Mortgage Warehousing Security and Collateral Agency Agreement, dated as of July 31, 1996, among Resource Bancshares Mortgage Group, Inc., Intercounty Mortgage, Inc., The Bank of New York, as Agent, and LaSalle National Bank (formerly LaSalle National Trust, N.A.), as Collateral Agent (the "Security and Collateral Agency Agreement"). Terms used in this Amendment No. 3 and Amendment No. 1 (this "Amendment") that are defined in the Credit Agreement and are not otherwise defined herein are used herein with the meanings therein ascribed to them. Each of the Credit Agreement and the Security and Collateral Agency Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified.

     2. Amendments to the Credit Agreement. Upon and after the Amendment Effective Date (as defined below),

     (a) Section 1.03 shall be amended by (i) restating clauses (a)(i)(A), (B) and (C) in their entirety as follows:

     "(a) Rates(a) Rates(a) Rates(a) Rates. (i) (A) Mortgage Warehousing Loans(i) (A) Mortgage Warehousing Loans(i) (A) Mortgage Warehousing
Loans(i) (A) Mortgage Warehousing Loans. Each Mortgage Warehousing Loan shall bear interest on the outstanding principal amount thereof until due at a rate per annum equal to,

                 (1) so long as it is a Dry Funding Mortgage Warehousing Loan

                       (aa) that is a LIBOR Rate Loan, the applicable Adjusted LIBOR Rate plus the Applicable Margin, and

                       (bb) that is a Federal Funds Rate Loan (x) with respect to so much of the principal amount of such Federal Funds Rate Loan as on any day exceeds the applicable Balance Funded Amount on such day, the Federal Funds Rate plus the Applicable Margin and (y) with respect to so much of the principal amount of such Federal Funds Rate Loan as on such day does not exceed such Balance Funded Amount on such day, the Applicable Margin (the 'Dry Warehousing Balance Funded Rate'), and

                 (2) so long as it is a Wet Funding Mortgage Warehousing Loan

                       (aa) that is a LIBOR Rate Loan, the applicable Adjusted LIBOR Rate plus the Applicable Margin, plus 0.10%,

                       (bb) that is a Federal Funds Rate Loan (x) with respect to so much of the principal amount of such Federal Funds Rate Loan as on any day exceeds the applicable Balance Funded Amount on such day, the Federal Funds Rate plus the Applicable Margin, plus 0.10%, and (y) with respect to so much of the principal amount of such Federal Funds Rate Loan as on such day does not exceed such Balance Funded Amount on such day plus the Applicable Margin, plus 0.10% (the 'Wet Warehousing Balance Funded Rate').

                 (3) so long as it is an Aged Wet Funding Mortgage Warehousing
            Loan

                       (aa) that is a LIBOR Rate Loan, the applicable Adjusted LIBOR Rate plus the Applicable Margin, plus 0.50%,

                       (bb) that is a Federal Funds Rate Loan (x) with respect to so much of the principal amount of such Federal Funds Rate Loan as on any day exceeds the applicable Balance Funded Amount on such day, the Federal

                  Funds Rate plus the Applicable Margin, plus 0.50%, and (y) with respect to so much of the principal amount of such Federal Funds Rate Loan as on such day does not exceed such Balance Funded Amount on such day, the Applicable Margin plus 0.50% (the 'Aged Wet Warehousing Balance Funded Rate').

           (B) Working Capital Loans(B) Working Capital Loans(B) Working Capital Loans(B) Working Capital Loans. Each Working Capital Loan shall bear interest on the outstanding principal amount thereof until due at a rate per annum equal to,

                 (1) so long as it is a LIBOR Rate Loan, the applicable
            Adjusted LIBOR Rate plus 1.25%, and

                 (2) so long as it is a Federal Funds Rate Loan (x) with
            respect to so much of the principal amount of such Federal Funds Rate Loan as on any day exceeds the applicable Balance Funded Amount on such day, the Federal Funds Rate plus 1.25% and (y) with respect to so much of the principal amount of such Federal Funds Rate Loan as on such day does not exceed the Balance Funded Amount on such day, 1.25% (the 'Working Capital Balance Funded Rate').

           (C) Swing Loans(C) Swing Loans(C) Swing Loans(C) Swing Loans. Each Swing Loan shall bear interest on the outstanding principal amount thereof until due at a rate per annum equal to:

                 (1) with respect to so much of the principal amount of such
            Loan as on any day exceeds the applicable Balance Funded Amount on such day, the Federal Funds Rate plus, if such Swing Loan is a Dry Funding Swing Loan, the Applicable Margin, if such Swing Loan is a Wet Funding Swing Loan, the Applicable Margin plus 0.10% and if such Swing Loan is an Aged Wet Funding Swing Loan, the Applicable Margin plus 0.50%; and

                 (2) with respect to so much of the principal amount of such
            Loan as on such day does not exceed the Balance Funded Amount on such day, if such Swing Loan is a Dry Funding Swing Loan, the Applicable Margin (the 'Dry Swing Loan Balance Funded Rate'), if such Swing Loan is a Wet Funding Swing Loan, the Applicable Margin plus 0.10% (the 'Wet Swing Loan Balance Funded Rate') and if such Swing Loan is an Aged Wet Funding Swing Loan, the Applicable Margin plus 0.50% (the 'Aged Wet Swing Loan Balance Funded Rate')."; and

                 (ii) deleting the figures "0.60%", "0.90%" and "1.50%" from clause (ii) thereof, and inserting in lieu thereof the phrases "the Applicable Margin", "the Applicable Margin plus 0.10%" and "the Applicable Margin plus 0.50%", respectively;

           (b) Section 1.05(c) shall be amended by restating the last sentence thereof in its entirety as follows:

                 "The Borrower shall give the Agent prompt notice of the failure of a contemplated sale of a Mortgage Loan or a Mortgage-Backed Security to settle and of the amount of the repayment referred to above in this Section 1.05(c) that, as a result of such failure, will not be made.";

           (c) Section 1.08 shall be restated in its entirety as follows:

                 "Section 1.08.  Fees.08.  Fees.08.  Fees.08.  Fees.
      (a) Facility Fees(a) Facility Fees(a) Facility Fees(a) Facility Fees. The Borrowers shall pay to the Agent for the account of each Bank a facility fee on the daily average amount of such Bank's aggregate Commitments for each day from the Effective Date to the Termination Date at a rate per annum equal to the Applicable Facility Fee Percentage, payable quarterly in arrears on the last day of March, June, September and December during each year from the Effective Date through the Termination Date, on the Termination Date and on the date of each reduction of Commitments pursuant to Section 1.07(a) (to the extent then accrued and unpaid on the amount of such reduction).

           (b) Amendment Fee(b) Amendment Fee(b) Amendment Fee(b) Amendment Fee. The Borrowers shall pay to the Agent for the account of each Bank an amendment fee for each amendment of this Agreement in an amount equal to $1,000, except that this Section 1.08(b) shall not apply to the first two amendments made during any consecutive 12 month period and, for purposes of this Section 1.08(b), an increase in the Commitments pursuant to Section 1.07(b) (other than an increase in the Commitments to an amount in excess of $750,000,000) shall not constitute an 'amendment.'";

           (d) A new Section 4.03 shall be added, reading in its entirety as follows:

               "Section 4.03 Walsh Acquisition. RBMG shall not, and shall not permit any Subsidiary to, merge or consolidate with Walsh Holding Co., Inc., ('Walsh') or any Subsidiary of Walsh, or acquire all or substantially all of the assets or business from or Capital Securities of Walsh or any Subsidiary of Walsh, without the prior written consent of Banks having more than 75% of the aggregate amount of the Commitments at the time of such merger, consolidation or acquisition.";

           (e) Section 6.01(c)(i)(A) shall be amended by (i) replacing the figure "$100,000" appearing therein with the figure "$250,000" and (ii) restating the definition of "measuring period" appearing therein in its entirety as follows:

      "'measuring period' means, as of any date, the period of 12 consecutive months ending on such date";

           (f) Section 6.01(j) shall be amended by inserting the phrase
", either prior to the Security Release Date or subsequent to the Security Date" immediately following the phrase "the Security Interest" appearing in clause
(ii) thereof;

            (g) Section 8.08 shall be amended and restated in its entirety as follows:

                "Section 8.08. Resignation and Removal of the Agent.08. Resignation and Removal of the Agent.08. Resignation and Removal of the
      Agent.08.  Resignation and Removal of the Agent.  (a)   The Agent may at
      any time give notice of its resignation to the Banks and RBMG which shall be effective upon the earlier of (i) the date a successor Agent shall have accepted its appointment as Agent, and (ii) the 30th day after the giving of such notice. Upon receipt of any such notice of resignation, the Required Banks may, with the approval of RBMG, which approval shall not be unreasonably withheld, appoint a successor Agent. If no successor Agent shall have been so appointed and have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation, then RBMG may appoint a successor Agent which shall be one of the Banks other than the Bank that is the retiring Agent.

                (b) The Required Banks may agree to remove the Agent with or without cause by giving notice to the Agent, provided, however, that such removal shall not become effective until the Required Banks, after consultation with RBMG, shall have appointed a successor Agent that agrees to assume all of the duties and obligations of the Agent under this Agreement and each of the other Loan Documents and the appointment of such successor Agent does not cause RBMG to incur any additional expenses under the Loan Documents. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the Banks given notice to the Agent, then the Agent being removed may, on behalf of the Required Banks and after consultation with RBMG, appoint a successor Agent.

                (c) Upon the acceptance by any Person of its appointment as a successor Agent, (i) such Person shall thereupon succeed to and become vested with all the rights, powers, privileges and future duties and obligations of the retiring or removed Agent and the retiring or removed Agent shall be discharged from its future duties and obligations as Agent under the Loan Documents and (ii) the retiring or removed Agent shall promptly transfer all Collateral within its possession or control to the possession or control of the successor Agent and shall execute and deliver such notices, instructions and assignments as may be necessary or desirable to transfer the rights of the Agent with respect to the Collateral to the successor Agent. After the resignation or removal of any Agent, the provisions of this Article 8 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.";

            (h) Section 9.10(a)(ii) shall be amended by inserting the phrase "and the Borrowers (which consent shall not be unreasonably withheld)" immediately following the phrase "consented to by the Agent" in clause
(A)(1)(aa) thereof;

            (i) A new Section 9.25 shall be added, reading in its entirety as follows:

                "Section 9.25. Release of Security. Unless a Default shall have occurred and be continuing, promptly after the first date (the 'Security Release Date') upon which (a) RBMG's S&P senior unsecured debt rating is BBB+ or better or RBMG's Moody's senior unsecured debt rating is Baa1 or better, and (b) RBMG shall have delivered to the Agent such UCC-1 financing statements, together with such other instruments and other documents as the Agents may request, the possession of which is necessary or appropriate in the determination of the Agents to create or perfect a security interest in favor of the Agents, the Collateral Agent and the Banks, in the Collateral under Applicable Law, in each case undated and executed in blank, the Collateral Agent, on behalf of itself, the Agents and the Banks, shall, at RBMG's expense, execute and deliver to RBMG such instruments of release, UCC termination statements and other documents as RBMG may reasonably request in order to release the Security Interest; provided that, after any such release, on the first date (the 'Security Date') upon which RBMG's S&P senior unsecured debt rating is less than BBB+ and the RBMG's Moody's senior unsecured debt rating is less than Baa1, (x) the Agent or the Collateral Agent may file any or all of the items referred to in clause (b) above as it shall determine is necessary or appropriate to create or perfect a security interest in favor of the Agents, the Collateral Agent and the Banks, effective on or after the Security Date, in the Collateral under Applicable Law, and (y) on the tenth day after the Security Date, RBMG shall, and shall cause the other Borrower to, execute and deliver a security agreement, in form and substance satisfactory to the Agents, together with such other instruments and other documents as the Agents may request, the possession of which is necessary or appropriate in the determination of the Agents to create or perfect a security interest in favor of the Agents, the Collateral Agent and the Banks, effective on the Security Date, in the Collateral under Applicable Law."; and

            (j) Section 10.01 shall be amended as follows:

                (i) by restating the definition of "Approved Investor" therein in its entirety as follows:

                "'Approved Investor' means FNMA, FHLMC, GNMA, SONYMA or any other financial institution listed on Schedule 10.01-A. The Agent and the Co-Agents may from time to time agree in writing to add financial institutions to the list set forth on Schedule 10.01-A. The Agent shall give prompt notice to the Co-Agents of any request of RBMG to add a financial institution or institutions and attempt to obtain a response from the Co-Agents to such request within seven Business Days of its receipt. The Agent shall give notice to the Banks of any determination to add a financial institution or institutions to Schedule 10.01-A. Should a response not be forthcoming within such period, the request shall be deemed to have been denied. The Agent and Co-Agents may in their sole discretion remove any financial institution from the list set forth in
            Schedule 10.01-A; provided that prior to any such removal of an Approved Investor, the Agent shall give RBMG and each Bank notice of, and an opportunity to discuss, any such proposed removal.";

            (ii) by inserting the word "completed" immediately before the phrase "one-to-four family" in each place appearing in clause (o) of the definition of "Eligible Mortgage Collateral";

            (iii) by inserting the phrase "(a) in the case that such Mortgage Loan is a refinancing of an existing mortgage loan, the appraised value of the Property encumbered thereby, and (b) in any other case," immediately before the phrase "the lesser of", and changing the symbols "(a)" and "(b)" to "(i)" and "(ii)", respectively, in the definition of "Loan-to-Value Ratio";

            (iv) by inserting therein, in proper alphabetical order, the following new definitions:

            "'Amendment No. 3' means Amendment No. 3, dated as of July 30, 1997, to and under the Second Amended and Restated Secured Mortgage Warehousing Revolving Credit Agreement, dated as of July 31, 1996."

            "'Applicable Facility Fee Percentage' means, for any day, the percentage set forth below based on the Tier with the highest debt rating applicable on such day, as follows:

                    Tier                   Applicable Fee Percentage
                    ----                   -------------------------

                    Tier I                         0.100%
                    Tier II                        0.125%
                    Tier III                       0.150%;

            provided that if two Tiers would be applicable on any day and
         (i) such Tiers are more than one Tier apart or (ii) Tier III is one of the applicable Tiers as a result of RBMG's Indebtedness not being rated by one of Moody's and S&P, the Applicable Fee Percentage for such day shall be the percentage set forth above for the Tier that is one Tier above the lower of such two Tiers (it being understood that Tier III is the lowest Tier). For purposes hereof, 'Tier I' shall apply for so long as RBMG's S&P senior unsecured debt rating is BBB or better or RBMG's Moody's senior unsecured debt rating is Baa2 or better, 'Tier II' shall apply for so long as RBMG's S&P senior unsecured debt rating is BBB- or RBMG's Moody's senior unsecured debt rating is Baa3, and 'Tier III' shall apply for so long as RBMG's S&P senior unsecured debt rating is less than BBB- and Moody's senior unsecured debt rating is less than Baa3 and for long as RBMG's Indebtedness is not rated by either or both of S&P and Moody's."

                 "'Applicable Margin' means, for any day, the percentage set forth below based on the Tier with the highest debt rating applicable on such day, as follows:


                          Tier      Applicable Margin
                          ----      -----------------

                          Tier I         0.350%
                          Tier II        0.375%
                          Tier III       0.450%;


                 provided that if two Tiers would be applicable on any day and
            (i) such Tiers are more than one Tier apart or (ii) Tier III is one of the applicable Tiers as a result of RBMG's Indebtedness not being rated by one of Moody's and S&P, the Applicable Margin for such day shall be the percentage set forth above for the Tier that is one Tier above the lower of such two Tiers (it being understood that Tier III is the lowest Tier). For purposes hereof, 'Tier I' shall apply for so long as RBMG's S&P senior unsecured debt rating is BBB or better or RBMG's Moody's senior unsecured debt rating is Baa2 or better, 'Tier II' shall apply for so long as RBMG's S&P senior unsecured debt rating is BBB- or RBMG's Moody's senior unsecured debt rating is Baa3, and 'Tier III' shall apply for so long as RBMG's S&P senior unsecured debt rating is less than BBB-and RBMG's Moody's senior unsecured debt rating is less than Baa3 and for so long as RBMG's Indebtedness is not rated by either or both of S&P and Moody's."

                 "'Effective Date' means the 'Amendment Effective Date' as such term is defined in Amendment No. 3."

                 "'Intercreditor Agreement' means the Intercreditor Agreement, dated as of July 30, 1997, among The Bank of New York, as Agent, and as agent under the Secured B/C Mortgage Warehousing Revolving Credit Agreement, LaSalle National Bank (formerly LaSalle National Trust, N.A.), as Collateral Agent, and as collateral agent under the B/C Mortgage Warehousing Security and Collateral Agency Agreement, and the other agents, co-agents and lending institutions party thereto."

                 "'Security Date' has the meaning ascribed to that term in
            Section 9.25."

                 "'Security Release Date' has the meaning ascribed to that term in Section 9.25.";

     (k) Section 10.02 shall be amended by adding a new clause (g) thereto, reading in its entirety as follows:

                 "(g) Any term defined in both Section 10.01 and Annex B shall have the meaning ascribed thereto in Section 10.01.";

     (l) Annex B shall be amended as follows:

           (i) by inserting the phrase "less, to the extent not already deducted, the amount of any non-cash revenues constituting Net-Income" at the end of the definition of "Cash Flow";

           (ii) by inserting the word "such" immediately preceding the phrase "Regulatory Change" where last appearing in the definition of "Enacted";

           (iii) by (A) inserting the phrase "or a Subsidiary" immediately following the word "RBMG" where first appearing, and (B) inserting the phrase "or such Subsidiary's, as the case may be," immediately following the word "RBMG's", where first appearing, in the definition of "Permitted Guaranty";

           (iv) by inserting the phrase "the Intercreditor Agreement (if any)" immediately following the phrase "the Notes," in the definition of "Loan Documents";

           (v) by (A) deleting clause (a) (ii) from the definition of "Permitted Lien" and inserting in lieu thereof:

                 "(ii) any Lien on the assets of any Person securing Indebtedness of such Person to which Section 4 of Annex D is not applicable.",

      and (B) inserting the phrase "and its Subsidiaries" immediately following the word "RBMG" in clause (iv) thereof;

           (vi) by inserting the phrase ", the Secured B/C Mortgage Warehousing Revolving Credit Agreement" immediately following the phrase "the Second Amended and Restated Secured Revolving/Term Credit Agreement" in the definition of "Syndicated Credit Agreements";

           (vii) by (A) deleting the word "and" immediately preceding clause
      (c) of the definition of "Syndicated Credit Agreement Effective Date", and inserting in lieu thereof a comma, and (B) inserting a new clause (d) at the end thereof as follows:

                 "and (d) the 'Effective Date' as that term is defined in the Secured B/C Mortgage Warehousing Revolving Credit Agreement"; and

           (viii) by inserting therein, in proper alphabetical order, the following new definition:

                 "'Secured B/C Mortgage Warehousing Revolving Credit Agreement'
            means the Secured B/C Mortgage Warehousing Revolving Credit Agreement, dated as of July 30, 1997, among RBMG, the Banks party thereto, The First National Bank of Chicago, as Documentation Agent, First Union National Bank, as Syndication Agent, and The Bank of New York, as Agent.";

      (m) Section 1 of Annex C shall be amended and restated in its entirety as follows:

               "Section 1. Organization; Power; Qualification. RBMG and each Subsidiary are corporations or limited liability companies duly organized, validly existing and in good standing under the laws of their respective jurisdictions of organization, have the power and authority to own their respective properties and to carry on their respective businesses as now being and hereafter proposed to be conducted and are duly qualified and in good standing as foreign business entities, and are authorized to do business, in all jurisdictions in which the character of their respective properties or the nature of their respective businesses requires such qualification or authorization, except for qualifications and authorizations the lack of which, singly or in the aggregate, has not had and does not have a significant possibility of having a Materially Adverse Effect on (a) RBMG or (b) the Collateral.";

      (n) Section 2 of Annex C shall be amended and restated in its entirety as follows:

               "Section 2. Subsidiaries. On the Syndicated Credit Agreement Date, RBMG has no Subsidiaries other than as set forth on Schedule Annex C-2.";

      (o) Annex C shall be amended by adding thereto a new Schedule Annex C-2 in the form attached hereto as Schedule Annex C-2.

      (p) Section 1 of Annex D shall be amended by (i) deleting the term "Syndicated Credit Agreement Loan Documents" therefrom and inserting in lieu thereof the phrase "Loan Documents (as defined in any Syndicated Credit Agreement)" and (ii) deleting therefrom the word "corporate" appearing in clause (a) thereof;

      (q) Section 4 of Annex D shall be amended by deleting the phrase "In the case of IMI: the IMI Loans." and inserting in lieu thereof the phrase "In the case of any Subsidiary:

          (i) Indebtedness under any Syndicated Credit Agreement, (ii) other Indebtedness incurred by such Subsidiary in connection with a secured mortgage warehousing loan facility entered into by such Subsidiary, (iii) daylight overdrafts and (iv) other Indebtedness incurred by such Subsidiary in an aggregate principal amount outstanding at any time not in excess of $5,000,000.";

      (r) Section 5 of Annex D shall be amended by (A) deleting the phrase ", in the case of RBMG," therefrom and (B) deleting the phrase "the Guaranty of the IMI Loans" appearing in clause (c) and inserting in lieu thereof the phrase "Guaranties by RBMG of the obligations of Subsidiaries (other than in respect of Indebtedness of such Subsidiaries) incurred in the ordinary course of business of such Subsidiaries, provided that the maximum aggregate liabilities so guaranteed by RBMG for all such Subsidiaries may not exceed $10,000,000";

     (s) Section 8 of Annex D shall be amended by (i) deleting from subsection
(b) thereof the word "Subsidiaries" and inserting in lieu thereof the word "Persons", and (ii) by deleting from subsection (b) thereof the phrase "an Indebtedness-Free Subsidiary" and inserting in lieu thereof the phrase "a Wholly-Owned Subsidiary";

     (t) Section 9 of Annex D shall be amended by (i) inserting the parenthetical phrase "(as defined in both of the Second Amended and Restated Secured Mortgage Warehousing Revolving Credit Agreement and the Secured B/C Mortgage Warehousing Revolving Credit Agreement)" immediately following the phrase "Mortgage-Backed Securities" appearing in clauses (b) and (d) thereof and (ii) replacing the figure "$2,500,000" appearing in clause (f) thereof with the figure "$5,000,000";

     (u) Section 10 of Annex D shall be amended by (i) inserting the parenthetical phrase "(as defined in both of the Second Amended and Restated Secured Mortgage Warehousing Revolving Credit Agreement and the Secured B/C Mortgage Warehousing Revolving Credit Agreement)" immediately following the phrase "Mortgage-Backed Securities" appearing in such clause (a)(i) and (ii) replacing the word "IMI" appearing therein with the phrase "its Subsidiaries";

     (v) Section 11 of Annex D shall be amended by replacing the word "IMI" appearing therein with the phrase "a Subsidiary";

     (w) Section 1 of Annex E shall be amended by (i) inserting the word "and" immediately following clause (i)(v) thereof, (ii) replacing the comma and the word "and" appearing at the end of clause (i)(vi) thereof and (iii) deleting clause (i)(vii) thereof in its entirety; and

     (x) Section 2 of Annex E shall be amended by replacing the date "March 31, 1996" appearing in clause (a) thereof with the date "March 31, 1997".

     3. Amendments to Security and Collateral Agency Agreement. Upon and after the Amendment Effective Date (as defined below),

     (a) Section 4 shall be amended by deleting the phrase "20 Business Days" appearing therein and inserting in lieu thereof the phrase "20 days";

     (b) Section 8 shall be amended by adding thereto new clauses (e) and (f), reading in their entirety as follows:

         "(e)  From time to time until the Agent notifies the Collateral
     Agent (by telephone, telefacsimile or otherwise) that an Event of Default has occurred and is continuing and that it should cease to release Collateral pursuant to this Section 8(e), the Collateral Agent is hereby authorized upon written request of RBMG to release documentation relating to Mortgage Loans constituting 'Collateral' (as such term is defined in the Secured B/C Mortgage Warehousing Revolving Credit Agreement) ('B/C Collateral') to the 'Collateral Agent' (as such term is defined in the Secured B/C Mortgage Warehousing Revolving Credit Agreement) (the 'B/C Collateral Agent') for
      the purpose of perfecting the Lien granted to the B/C Collateral Agent pursuant to the 'Security Agreement' (as such term is defined in the Secured B/C Mortgage Warehousing Revolving Credit Agreement) (the 'B/C Mortgage Warehousing Security and Collateral Agency Agreement').

           (f) Upon the occurrence of the Security Release Date, subject to the conditions set forth in Section 9.25 of the Credit Agreement, upon the request of the Pledgor, the Collateral Agent shall, at the Pledgor's expense, execute and deliver to the Pledgor such instruments of release, UCC termination statements and other documents (including all Collateral theretofore delivered to the Collateral Agent by the Pledgor) as the Pledgor may reasonably request in order to release the Security Interest.";

      (c) Section 16 shall be amended by (i) inserting the phrase "or the B/C Collateral Agent" immediately following the phrase "to the Collateral Agent" in clause (b) thereof and (ii) inserting the phrase "the grant of the security interest to the B/C Collateral Agent in Collateral constituting B/C Collateral pursuant to the B/C Mortgage Warehousing Security and Collateral Agency Agreement" immediately following the phrase "Mortgage-Backed Securities under Take-Out Commitments" in clause (b) thereof; and

      (d) Attachment 5 thereto shall be restated in its entirety as set forth on Attachment 5 hereto.

      4. Representations and Warranties. In order to induce the Banks, the Collateral Agent, the Co-Agents and the Agent to agree to amend the Credit Agreement and the Security and Collateral Agency Agreement, RBMG hereby represents and warrants, as follows:

      RBMG has the corporate power and authority to execute, deliver and perform this Amendment and each of the Credit Agreement and the Security and Collateral Agency Agreement, as amended by this Amendment (the Credit Agreement, as so amended, together with the Security and Collateral Agency Agreement, as so amended, the "Revised Agreements"), and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and each of the Revised Agreements. This Amendment and each of the Revised Agreements have been duly executed and delivered on behalf of RBMG, and this Amendment and each of the Revised Agreements constitute legal, valid and binding obligations of RBMG, enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and by general principles of equity. The execution, delivery and performance of this Amendment and each of the Revised Agreements do not and will not (a) violate any Applicable Law or any Contract to which RBMG or any Subsidiary is a party or by which RBMG or any Subsidiary or any of their respective properties may be bound, (b) require any license, consent, authorization, approval or any other action by, or any notice to or filing or registration with, any Governmental Authority or other Person or (c) result in the creation or imposition of any Lien on any asset of RBMG except as contemplated by the Loan Documents.

     Each of the foregoing representations and warranties shall be made at and as of the Amendment Effective Date.

     5. Conditions to Effectiveness; Amendment Effective Date. This Amendment shall be effective as of the date first written above, but shall not become effective as of such date until the date (the "Amendment Effective Date") that:
(a) the Agent shall have received this Amendment duly executed by RBMG, the Agent, the Collateral Agent, the Co-Agents and each Bank, and (b) RBMG shall have paid to the Agent all expenses payable under the Credit Agreement for which invoices have been delivered to RBMG, including, without limitation, the fees and expenses of Winthrop, Stimson, Putnam & Roberts.

     6. Loan Agreement Outstandings. Each Bank listed on the signature pages hereto hereby agrees to make, on the Amendment Effective Date, such payments to the Agent, in the amounts and for the account of such other Banks as the Agent shall direct, so that, after giving effect to such payments, all of the Loans outstanding under the Credit Agreement shall be pro rata based on the Commitments set forth on Annex A hereto.

     7. Governing Law. The rights and duties of the parties under this Amendment shall, pursuant to New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.

     8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

     9. Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers all as of the Amendment Effective Date.


                                    RESOURCE BANCSHARES MORTGAGE
                                    GROUP, INC.


                                    By
                                      --------------------------
                                    Name:
                                    Title:



                                    THE BANK OF NEW YORK,
                                      as Agent and a Bank


                                    By
                                      --------------------------
                                    Name: Patricia M. Dominus
                                    Title: Vice President



                                    BANK ONE, TEXAS, N.A.,
                                      as Co-Agent and a Bank


                                    By
                                      --------------------------
                                    Name:
                                    Title:



                                    FIRST BANK NATIONAL ASSOCIATION,
                                      as Co-Agent and a Bank


                                    By
                                      --------------------------
                                    Name:
                                    Title:

                                    NATIONSBANK OF TEXAS, N.A.,
                                      as Co-Agent and a Bank


                                    By
                                      --------------------------
                                    Name:
                                    Title:



                                    LASALLE NATIONAL BANK,
                                      as Collateral Agent


                                    By
                                      --------------------------
                                    Name:
                                    Title:


                                    LASALLE NATIONAL BANK,
                                      as a Bank


                                    By
                                      --------------------------
                                    Name:
                                    Title:



                                    BANK OF AMERICA NATIONAL TRUST
                                     & SAVINGS ASSOCIATION


                                    By
                                      --------------------------
                                    Name:
                                    Title:



                                    NATIONAL CITY BANK OF KENTUCKY


                                    By
                                      --------------------------
                                    Name:
                                    Title:

                                    FIRST UNION NATIONAL BANK


                                    By
                                      --------------------------
                                    Name:
                                    Title:



                                    GUARANTY FEDERAL BANK, FSB


                                    By
                                      --------------------------
                                    Name:
                                    Title:



                                    FLEET BANK N.A.


                                    By
                                      --------------------------
                                    Name:
                                    Title:



                                    COMERICA BANK


                                    By
                                      --------------------------
                                    Name:
                                    Title:



                                    CREDIT LYONNAIS, NEW YORK BRANCH


                                    By
                                      --------------------------
                                    Name:
                                    Title:

                                    THE FIRST NATIONAL BANK OF CHICAGO


                                    By
                                      --------------------------
                                    Name:
                                    Title:


                                    MARINE MIDLAND BANK


                                    By
                                      --------------------------
                                    Name:
                                    Title:



                                    UNION BANK OF CALIFORNIA, N.A.


                                    By
                                      --------------------------
                                    Name:
                                    Title:



                                    BANKERS TRUST COMPANY


                                    By
                                      --------------------------
                                    Name:
                                    Title:



                                    HIBERNIA NATIONAL BANK


                                    By
                                      --------------------------
                                    Name:
                                    Title:

                                    PNC BANK, KENTUCKY, INC.


                                    By
                                      --------------------------
                                    Name:
                                    Title:


                                    UNION BANK OF SWITZERLAND,
                                     NEW YORK BRANCH


                                    By
                                      --------------------------
                                    Name:
                                    Title:


                                    By
                                      --------------------------
                                    Name:
                                    Title:

                                                                         ANNEX A



                              MORTGAGE WAREHOUSING


  Banks, Lending Offices          Warehousing      Working Capital
  and Notice Addresses          Loan Commitments     Commitments
  ------------------------      ----------------   ---------------


  THE BANK OF NEW YORK           $48,245,614.04      $1,754,385.96


  Domestic Lending Office:

     The Bank of New York
     One Wall Street
     New York, NY  10286


  LIBOR Lending Office:

     The Bank of New York
     One Wall Street
     New York, NY  10286


  Notice Address:

     The Bank of New York
     One Wall Street
     New York, NY  10286

  Telex No.:
  Telecopy No.:   (212) 635-8268
                  (212) 635-6468
  Telephone No.:  (212) 635-7887
                  (212) 635-6467
                  (212) 635-8267

  Attention:  Patricia M. Dominus

                                                                         Annex A
                                                            Mortgage Warehousing


  Banks, Lending Offices          Warehousing      Working Capital
  and Notice Addresses          Loan Commitments     Commitments
  ------------------------      ----------------   ---------------

  BANK ONE, TEXAS,
  NATIONAL ASSOCIATION          $43,421,052.63     $1,578,947.37


  Domestic Lending Office:

     Bank One, Texas,
     National Association
     1717 Main Street
     Dallas, TX 75201


  LIBOR Lending Office:

     Bank One, Texas,
     National Association
     1717 Main Street
     Dallas, TX 75201


  Notice Address:

     Bank One, Texas,
     National Association
     1717 Main Street
     Dallas, TX 75201

  Telex No.:
  Telecopy No.:   (214) 290-2275
                  (214) 290-2054
  Telephone No.:  (214) 290-2376

  Attention:  Douglas Dixon

                                                                        Annex A
                                                           Mortgage Warehousing

  Banks, Lending Offices                      Warehousing     Working Capital
  and Notice Addresses                     Loan Commitments     Commitments
  ------------------------                 ----------------   ---------------

  GUARANTY FEDERAL BANK, FSB                 $26,535,087.72     $964,912.28


  Domestic Lending Office:

     Guaranty Federal Bank, FSB
     Mortgage Finance Division - 10th Floor
     8333 Douglas Avenue
     Dallas, Texas 75225


  LIBOR Lending Office:

     Guaranty Federal Bank, FSB
     Mortgage Finance Division - 10th Floor
     8333 Douglas Avenue
     Dallas, Texas 75225

  Notice Address:

     Guaranty Federal Bank, FSB
     Mortgage Finance Division - 10th Floor
     8333 Douglas Avenue
     Dallas, Texas 75225

  Telex No.:      (214) 360-2865
  Telecopy No.:   (214) 360-1660
  Telephone No.:  (214) 360-1968

  Attention:  James B. Clapp

                                                                         Annex A
                                                            Mortgage Warehousing


  Banks, Lending Offices             Warehousing      Working Capital
  and Notice Addresses            Loan Commitments      Commitments
  ------------------------        ----------------    ---------------

  FLEET BANK, N.A.                 $31,842,105.26     $1,157,894.74


  Domestic Lending Office:

     Fleet Bank, N.A.
     Mortgage Banking Department
     175 Water Street, 28th Floor
     New York, NY  10038


  LIBOR Lending Office:

     Fleet Bank, N.A.
     Mortgage Banking Department
     175 Water Street, 28th Floor
     New York, NY  10038


  Notice Address:

     Fleet Bank, N.A.
     Mortgage Banking Department
     175 Water Street, 28th Floor
     New York, NY  10038

     Telex No.:
     Telecopy No.:   (212) 602-3704
     Telephone No.:  (212) 602-3631

  Attention:  Robert W. Pierson

                                                                         Annex A
                                                            Mortgage Warehousing


  Banks, Lending Offices          Warehousing      Working Capital
  and Notice Addresses          Loan Commitments     Commitments
  ------------------------      ----------------   ---------------



  NATIONSBANK OF TEXAS, N.A.      $43,421,052.63     $1,578,947.37


  Domestic Lending Office:

     NationsBank of Texas
     901 Main Street, 14th Floor
     Dallas, Texas  75202


  LIBOR Lending Office:

     NationsBank of Texas
     901 Main Street, 14th Floor
     Dallas, Texas  75202


  Notice Address:

     NationsBank of Texas
     901 Main Street, 67th Floor
     Dallas, Texas  75202

     Telex No.:
     Telecopy No.:   (214) 508-0338
     Telephone No.:  (214) 508-0975
                     (214) 508-9349

  Attention:  Elizabeth Kurilecz

                                                                         Annex A
                                                            Mortgage Warehousing


  Banks, Lending Offices               Warehousing      Working Capital
  and Notice Addresses               Loan Commitments     Commitments
  ------------------------           ----------------   ---------------



  NATIONAL CITY BANK OF KENTUCKY      $26,535,087.72     $964,912.28


  Domestic Lending Office:

    National City Bank, Kentucky
    Mortgage Companies Division
    421 West Market Street, LO-4
    Louisville, KY  40202


  LIBOR Lending Office:

    National City Bank, Kentucky
    Mortgage Companies Division
    421 West Market Street, LO-4
    Louisville, KY  40202


  Notice Address:

    National City Bank, Kentucky
    Mortgage Companies Division
    421 West Market Street, LO-4
    Louisville, KY  40202

    Telex No.:
    Telecopy No.:   (502) 581-4154
                    (502) 581-7874
    Telephone No.:  (502) 581-6455

  Attention:  Robert J. Ogburn

                                                                         Annex A
                                                            Mortgage Warehousing


  Banks, Lending Offices                  Warehousing      Working Capital
  and Notice Addresses                  Loan Commitments     Commitments
  ------------------------              ----------------   ---------------

  BANK OF AMERICA NATIONAL
  TRUST & SAVINGS ASSOCIATION            $38,596,491.23     $1,403,508.77


  Domestic Lending Office:

     Bank of America
     1130 South Figueroa Street
     Los Angeles, CA 90015
     Attention: Tina Dao


  LIBOR Lending Office:

     Bank of America
     1130 South Figueroa Street
     Los Angeles, CA 90015
     Attention: Tina Dao


  Notice Address:

     Bank of America
     Mortgage Warehousing Unit #6739
     24022 Calle de la Plata, Suite 405
     Laguna Hills, CA  92653

     Telex No.:
     Telecopy No.:   (714) 951-4046/4055
     Telephone No.:  (714) 951-4171

  Attention:  Donald L. Eppley

                                                                         Annex A
                                                            Mortgage Warehousing


  Banks, Lending Offices                  Warehousing      Working Capital
  and Notice Addresses                  Loan Commitments     Commitments
  ------------------------              ----------------   ---------------

   CREDIT LYONNAIS                       $24,122,807.02     $  877,192.98


   Domestic Lending Office:

   Credit Lyonnais New York Branch
   1301 Avenue of the Americas
   New York, NY  10019


   LIBOR Lending Office:

   Credit Lyonnais New York Branch
   1301 Avenue of the Americas
   New York, NY  10019


   Notice Address:

   Credit Lyonnais New York Branch
   1301 Avenue of the Americas
   New York, NY  10019

   Telex No.:       423494/235655/02723
   Telecopy No.:    (212) 261-3401
   Telephone No.:   (212) 261-7408
                    (212) 261-7367

   Attention:  Gregory Raue
               Kathleen Deacy

                                                                         Annex A
                                                            Mortgage Warehousing


  Banks, Lending Offices                  Warehousing      Working Capital
  and Notice Addresses                  Loan Commitments     Commitments
  ------------------------              ----------------   ---------------

   COMERICA BANK                         $26,535,087.72     $  964,912.28


   Domestic Lending Office:

   Comerica Bank
   One Detroit Center
   500 Woodward Avenue, 7th Floor
   Detroit, MI  48226


   LIBOR Lending Office:

   Comerica Bank
   One Detroit Center
   500 Woodward Avenue, 7th Floor
   Detroit, MI  48226


   Notice Address:

   Comerica Bank
   One Detroit Center
   500 Woodward Avenue, 7th Floor
   Detroit, MI  48226

   Telex No.:
   Telecopy No.:     (313) 222-9295
   Telephone No.:    (313) 222-9285

   Attention:  Von L. Ringger
               Michael F. Kastner

                                                                         Annex A
                                                            Mortgage Warehousing


  Banks, Lending Offices                      Warehousing      Working Capital
  and Notice Addresses                     Loan Commitments     Commitments
  ------------------------                 ----------------    ---------------

   FIRST UNION NATIONAL BANK                $31,842,105.26      $1,157,894.74


   Domestic Lending Office:

   First Union National Bank
   301 S. College Street DC-6
   Charlotte, NC  28288-0166


   LIBOR Lending Office:

   First Union National Bank
   301 S. College Street DC-6
   Charlotte, NC  28288-0166


   Notice Address:

   First Union National Bank
   301 S. College Street DC-6
   Charlotte, NC  28288-0166

   Telex No.:        n/a
   Telecopy No.:     (704) 383-5056
   Telephone No.:    (704) 383-5374

   Attention:  Carolyn Eskridge

                                                                         Annex A
                                                            Mortgage Warehousing


  Banks, Lending Offices                   Warehousing      Working Capital
  and Notice Addresses                  Loan Commitments     Commitments
  ------------------------              ----------------    ---------------

  FIRST BANK NATIONAL
   ASSOCIATION                            $43,421,052.63     $1,578,947.37


  Domestic Lending Office:

  First Bank National Association
  Mortgage Banking Services
  First Bank Place - MPFP0801
  601 Second Avenue South
  Minneapolis, MN  55402-4302


  LIBOR Lending Office:

  First Bank National Association
  Mortgage Banking Services
  First Bank Place - MPEP0801
  601 Second Avenue South
  Minneapolis, MN  55402-4302


  Notice Address:

  First Bank National Association
  Mortgage Banking Services
  First Bank Place - MPEP0801
  601 Second Avenue South
  Minneapolis, MN  55402-4302

  Telex No.:
  Telecopy No.:     (612) 973-0826
  Telephone No.:    (612) 973-0572
                    (612) 973-0609

  Attention:  John P. Crenshaw
              David R. Peterson

                                                                         Annex A
                                                            Mortgage Warehousing


  Banks, Lending Offices                      Warehousing      Working Capital
  and Notice Addresses                     Loan Commitments     Commitments
  ------------------------                 ----------------    ---------------

   THE FIRST NATIONAL
    BANK OF CHICAGO                         $26,535,087.72      $964,912.28


   Domestic Lending Office:

      The First National Bank
      of Chicago
      One First National Plaza
      16th Floor, Mail Suite 0098
      Chicago, IL  60670-0098

   LIBOR Lending Office:

      The First National Bank
      of Chicago
      One First National Plaza
      16th Floor, Mail Suite 0098
      Chicago, IL  60670-0098

      Contact:       Peter Scarpelli
                     (312) 732-1068
      Telecopy No.:  (312) 732-3852

   Notice Address:

      The First National Bank
      of Chicago
      One First National Plaza
      16th Floor, Mail Suite 0098
      Chicago, IL  60670-0098

   Telex No.:       (312) 732-6222
   Telecopy No.:    (312) 732-4423
   Telephone No.:   (312) 732-1100
                    (312) 732-1188

      Attention:  Patrick Power
                  Ann Chudacoff

                                                                         Annex A
                                                            Mortgage Warehousing


  Banks, Lending Offices                      Warehousing      Working Capital
  and Notice Addresses                     Loan Commitments     Commitments
  ------------------------                 ----------------    ---------------

  UNION BANK OF CALIFORNIA                  $14,473,684.21       $526,315.79


  Domestic Lending Office:

     Union Bank of California
     350 California St., 11th Floor
     San Francisco, CA  94104


  LIBOR Lending Office:

     Union Bank of California
     350 California St., 11th Floor
     San Francisco, CA  94104


  Notice Address:

     Union Bank of California
     350 California St., 11th Floor
     San Francisco, CA  94104

  Telex No.:       188316/UnionSFO UT
  Telecopy No.:    (415) 705-7037
  Telephone No.:   (415) 705-7062
                   (415) 705-7090

  Attention:   Donald Rubin

                                                                         Annex A
                                                            Mortgage Warehousing


  Banks, Lending Offices                      Warehousing      Working Capital
  and Notice Addresses                     Loan Commitments     Commitments
  ------------------------                 ----------------    ---------------

  MARINE MIDLAND BANK                       $14,473,684.21       $526,315.79


  Domestic Lending Office:

     Marine Midland Bank
     One Marine Midland Center
     Buffalo, N.Y. 14203


  LIBOR Lending Office:

     Marine Midland Bank
     One Marine Midland Center
     Buffalo, N.Y. 14203


  Notice Address:

     Marine Midland Bank
     One Marine Midland Center
     Buffalo, N.Y. 14203

  Telex No.:
  Telecopy No.:     (716) 841-2707
  Telephone No.:    (716) 841-2931

  Attention:   David S. DePasquale

                                                                         Annex A
                                                            Mortgage Warehousing


  Banks, Lending Offices                      Warehousing      Working Capital
  and Notice Addresses                     Loan Commitments     Commitments
  ------------------------                 ----------------    ---------------

  BANKERS TRUST                             $19,298,245.61       $701,754.39


  Domestic Lending Office:

     Bankers Trust
     280 Park Avenue - 23 West
     New York, NY  10017


  LIBOR Lending Office:

     Bankers Trust
     280 Park Avenue - 23 West
     New York, NY  10017


  Notice Address:

     Bankers Trust
     280 Park Avenue - 23 West
     New York, NY  10017


  Telex No.:
  Telecopy No.:    (212) 454-3821
  Telephone No.:   (212) 454-3198

  Attention:    Kevin M. McCann

                                                                         Annex A
                                                            Mortgage Warehousing


  Banks, Lending Offices                      Warehousing      Working Capital
  and Notice Addresses                     Loan Commitments     Commitments
  ------------------------                 ----------------    ---------------

  PNC BANK KENTUCKY, INC.                    $26,535,087.72      $964,912.28


  Domestic Lending Office:

     PNC Bank Kentucky, Inc.
     500 W. Jefferson St., Suite 1200
     Louisville, KY  40202


  LIBOR Lending Office:

     PNC Bank Kentucky, Inc.
     500 W. Jefferson St., Suite 1200
     Louisville, KY  40202


  Notice Address:

     PNC Bank Kentucky, Inc.
     500 W. Jefferson St., Suite 1200
     Louisville, KY  40202

     Telex No.:
     Telecopy No.:   (908) 220-3737
     Telephone No.:  (908) 220-3515


  Attention:  Glenn Hedde

                                                                         Annex A
                                                            Mortgage Warehousing


  Banks, Lending Offices                      Warehousing      Working Capital
  and Notice Addresses                     Loan Commitments     Commitments
  ------------------------                 ----------------    ---------------

  LASALLE NATIONAL BANK                     $23,157,894.74       $842,105.26


  Domestic Lending Office:

     LaSalle National Bank
     120 South LaSalle - 4th Floor
     Chicago, IL  60603


  LIBOR Lending Office:

     LaSalle National Bank
     120 South LaSalle - 4th Floor
     Chicago, IL  60603


  Notice Address:

     LaSalle National Bank
     120 South LaSalle - 4th Floor
     Chicago, IL  60603

  Telex No.:
  Telecopy No.:   (312) 904-6382
  Telephone No.:  (312) 904-7460

  Attention:  Ben Schreiner/John Swift

                                                                         Annex A
                                                            Mortgage Warehousing


  Banks, Lending Offices                      Warehousing      Working Capital
  and Notice Addresses                     Loan Commitments     Commitments
  ------------------------                 ----------------    ---------------

  UNION BANK OF SWITZERLAND,                $12,061,403.51       $438,596.49
    NEW YORK BRANCH

  Domestic Lending Office:

    Union Bank of Switzerland,
    New York Branch
    299 Park Avenue
    New York, NY  10171


  LIBOR Lending Office:

    Union Bank of Switzerland,
    New York Branch
    299 Park Avenue
    New York, NY  10171


  Notice Address:

    Union Bank of Switzerland,
    New York, Branch
    299 Park Avenue
    New York, NY  10171

  Telex No.:
  Telecopy No.:   (212) 821-4541
  Telephone No.:  (212) 821-3020

  Attention:  Bob Mendeles

                                                                         Annex A
                                                            Mortgage Warehousing


  Banks, Lending Offices                      Warehousing      Working Capital
  and Notice Addresses                     Loan Commitments     Commitments
  ------------------------                 ----------------    ---------------

   HIBERNIA NATIONAL BANK                    $28,947,368.42     $1,052,631.58


   Domestic Lending Office:

     Hibernia National Bank
     313 Carondelet Street
     New Orleans, LA  70130


   LIBOR Lending Office:

     Hibernia National Bank
     313 Carondelet Street
     New Orleans, LA  70130


   Notice Address:

     Hibernia National Bank
     313 Carondelet Street
     New Orleans, LA  70130

  Telex No.:
  Telecopy No.:   (504) 533-5344
  Telephone No.:  (504) 533-3041

  Attention:  Edward K. Santos

                                                              SCHEDULE ANNEX C-2


                            SCHEDULE OF SUBSIDIARIES


                         Meritage Mortgage Corporation

                           Intercounty Mortgage, Inc.

                           Carolina Merger Sub, Inc.

                              RBC Merger Sub, Inc.

                         Corridor Mortgage Company, LLC

                              RBMG Subsidiary Inc.

                                                                    ATTACHMENT 5
                                                           TO SECURITY AGREEMENT


                             LaSalle National Bank

                               TRANSMITTAL LETTER
                           (Direct Investor Shipping)


                                     [Date]


[NAME AND ADDRESS OF INVESTOR]



Re:  Purchase of Mortgage Loans from
     Resource Bancshares Mortgage Group, Inc.
     ----------------------------------------



Ladies and Gentlemen:

     Pursuant to the terms and conditions set forth below, we hereby deliver to ___________________________ (the "Investor"), with this letter, the original executed promissory note(s) and other documentation, all as set forth on
Schedule 1 attached hereto (the "Mortgage Loan Documentation") evidencing the mortgage loan(s) described on Schedule 1 attached hereto (the "Mortgage Loan(s)"). LaSalle National Bank, as collateral agent (the "Secured Party") for the agents and lenders under the Second Amended and Restated Mortgage Warehousing Revolving Credit Agreement, dated as of July 31, 1996, among Resource Bancshares Mortgage Group, Inc. ("RBMG"), Intercounty Mortgage, Inc., the Banks listed on the signature pages thereof, Bank One, Texas, National Association, First Bank National Association, NationsBank of Texas, N.A. and Texas Commerce Bank National Association, as Co-Agents, and The Bank of New York, as Agent (the "Credit Agreement"), has a perfected first lien security interest in the Mortgage Loan(s) for the benefit of the agents and lenders under the Credit Agreement, pursuant to a Second Amended and Restated Mortgage Warehousing Security and Collateral Agency Agreement among the Secured Party, RBMG, IMI and The Bank of New York, as Agent. The Secured Party expressly retains and reserves all of its rights in the Mortgage Loan(s), the Mortgage Loan Documentation and all related security instruments, files and documents (the "Loan Documents") until the Investor has paid the Secured Party the Warehouse Purchase Amount (as hereinafter defined) for the Mortgage Loan(s) in accordance with this letter.

     By taking physical possession of this letter, the Mortgage Loan Documentation and the other Loan Documents, the Investor hereby agrees: (i) to hold in trust, as bailee for the Secured Party, the Mortgage Loan Documentation and all Loan Documents that it receives related to the Mortgage Loan(s), until its status as bailee is terminated as set forth herein; (ii) not to release or deliver, or authorize the release or delivery of, any of the Mortgage Loan Documentation or any other Loan Document to RBMG or any other person or take any other action with respect to the Mortgage Loan Documentation or any Loan Document which release, delivery or other action could cause the security interest of the Secured Party to become unperfected or which could otherwise jeopardize the perfected security interest of the Secured Party in the Mortgage Loan(s); (iii) to deliver, or to cause to be delivered, the Warehouse Purchase Amount only to the Secured Party's Receiving Bank (as defined below) pursuant to the terms set forth below and to honor a change in such terms only upon receipt of written instruction by the Secured Party; (iv) to return the Mortgage Loan Documentation immediately to the Secured Party (A) upon receipt of a written request by the Secured Party,
(B) in the event that the Investor elects not to purchase the Mortgage Loan(s), or (C) in the event that the Mortgage Loan Documentation requires completion and/or correction and (v) to remit the Warehouse Purchase Amount to the Secured Party's Receiving Bank (as defined below) only in accordance with the wire instructions set forth below or in accordance with the written instructions of the Secured Party. Please note that should the Investor remit the Warehouse Purchase Amount to any other entity or Person, the Secured Party will not consider the Warehouse Purchase Amount to have been paid and will not release its security interest or terminate the responsibilities of the Investor as bailee for the Secured Party until the Warehouse Purchase Amount has been properly remitted to the Secured Party's Receiving Bank (as defined below) as set forth herein.

     The Secured Party agrees that its security interest in the Mortgage Loan(s) shall be fully released and the responsibilities of the Investor as bailee shall terminate upon the Investor's irrevocable payment to the Secured Party of an amount (the "Warehouse Purchase Amount") equal to the greater of
(1) the purchase price for the Mortgage Loan(s) agreed to by the Investor and RBMG and (2) $___________, which is the full amount of all outstanding Loans (as defined in the Credit Agreement) made by Banks (as defined in the Credit Agreement) in respect of the Mortgage Loan(s). If the Secured Party consents to the payment of a Warehouse Purchase Amount for the Mortgage Loan(s) that is less than the amount of the outstanding Loans (as defined in the Credit Agreement) with respect to the Mortgage Loan(s), as set forth in clause (2) of the preceding sentence, the Secured Party shall release its security interest in the Mortgage Loan(s) only upon full payment of the remaining outstanding Loans (as defined in the Credit Agreement) with respect to such Mortgage Loan(s). All payments by the Investor shall be remitted via federal funds pursuant to the following wire transfer instructions.

Wire transfer instructions:

      Receiving Bank:
      Address:
      ABA Number:
      Account Name:
      Account Number:

     In the event of any inconsistency between the provisions of this letter and the provisions of any other instrument or document delivered by the Secured Party to the Investor with this letter or in connection with the Mortgage Loan(s), including, without limitation, any "release" or similar document, the provisions of this letter shall control.



                                      ------------------------------------


                                      By:
                                         ---------------------------------
                                      Its:
                                          --------------------------------




                                       3